Exhibit 10.03A

FIRST AMENDMENT TO THE

AMENDED & RESTATED DEMAND MEDIA, INC. 2006 EQUITY INCENTIVE PLAN

Pursuant to the authority reserved to the Board of Directors (the “Board”) of Demand Media, Inc. (the “Company”) under Section 16(a) of the Amended & Restated Demand Media, Inc. 2006 Equity Incentive Plan (the “Plan”), the Board hereby amends the Plan as follows (the “First Amendment”) effective as of June 1, 2009:

1.                                       In Section 3 of the Plan, the second sentence is deleted and replaced in its entirety with the following:

“Subject to the provisions of Section 14 hereof, the maximum aggregate number of Shares which may be issued upon exercise of such Options or Stock Purchase Rights is 55,000,000 Shares.”

Except as expressly provided herein, all terms and conditions of the Plan and any awards outstanding thereunder shall remain in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the Board has caused this First Amendment to be executed by a duly authorized officer of the Company as of the date first written above.

Demand Media, Inc.

By:	/s/ Richard Rosenblatt
Richard Rosenblatt
Chief Executive Officer

[Signature Page to First Amendment to DM Equity Incentive Plan]